LEASE AMENDMENT NO. 2 TO LEASE AGREEMENT I

         This Lease Amendment No. 2 dated as of July 29, 1996 (this "Amendment") to Lease Agreement I dated as of August 1, 1988, as amended, between First Security Bank, National Association (formerly known as First Security Bank of Utah, National Association), not in its individual capacity but solely as trustee under a Trust Agreement I dated as of August 1, 1988 ("Lessor"), and Aloha Airlines, Inc., as Lessee ("Lessee").

         WHEREAS, Lessor and Lessee are parties to that certain Lease Agreement I dated as of August 1, 1988 (the "Agreement"), as supplemented by Lease Supplement No. 1 dated as of August 5, 1988 and Lease Supplement No. 2 dated as of March 5, 1993 (the "Supplements"), and amended by Lease Amendment dated as of August 15, 1988 (the "First Amendment" and together with the Agreement and the Supplements, the "Lease"), all as more fully described on Annex I hereto, pursuant to which Lessee is leasing from Lessor that certain commercial passenger aircraft and aircraft engines identified on Annex II hereto (the "Aircraft"); and

         WHEREAS, Section 17 of the Lease grants Lessee an option to renew the Lease on a year-to-year basis upon notice to Lessor; and

         WHEREAS, Lessee has given due notice to Lessor, requesting that the Lease be renewed for a Renewal Period of more than one year, and Lessor has agreed to such longer Renewal Period; and

         WHEREAS, Lessor and Lessee consequently desire to amend the Lease in the respects, and only in the respects, hereinafter set forth.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Lease.

         2.  The  Lease  is  hereby   amended  by  deleting  the  definition  of
"Expiration Date" in its entirety and inserting the following in lieu thereof:

                 "Expiration Date shall mean November 15, 1997."

         3. Each of the parties hereto represents and warrants that it has obtained all consents and approvals, including those of third parties and governmental entities, required in connection with the execution, delivery and performance of this Amendment.

         4. This Amendment, together with the Agreement, the Supplements, the First Amendment and all Annexes, Schedules and Exhibits hereto and thereto, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. On and after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference in any other agreement entered into in connection with the Agreement to the "Lease" or "Lease Agreement", shall mean and be a reference to the Agreement as amended hereby.

         5. The amendment set forth above shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver or modification of any other terms and condition of the Agreement, the Supplements or the First Amendment or any of the instruments or documents referred to therein or (ii) except as expressly provided herein, prejudice any right or rights which Lessor or Lessee may now have or may have in the future under or in connection with the Agreement, the Supplements or the First Amendment or any of the instruments or documents referred to in any of them. Except as hereby expressly amended, the Agreement, the Supplements and the First Amendment are in all respects ratified and confirmed and all terms and provisions thereof shall remain in full force and effect.

         6. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same agreement, and either of the parties hereto may enter into this Amendment by executing such counterpart.

         7. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Amendment No. 2 to Lease Agreement I to be duly executed and delivered as of the day and year first set forth above.

LESSOR:
FIRST SECURITY BANK,
NATIONAL ASSOCIATION, not in its
individual capacity but solely as
trustee under a Trust Agreement
dated as of August 1, 1988

By:    /s/Nancy M. Dahl
-----------------------
Name:    Nancy M. Dahl
Title:   Vice President


LESSEE:
ALOHA AIRLINES, INC.

By:    /s/Brenda F. Cutwright
-----------------------------
Name:    Brenda F. Cutwright
Title:   Sr. Vice President Finance &
         Planning and CFO

By:     /s/James M. King
------------------------
Name:      James M. King
Title:     Vice President Planning &
           Development

                                                                      Annex I to
                                                           Lease Amendment No. 2



                            Description of the Lease


         Lease Agreement I dated as of August 1, 1988 between First Security Bank, National Association (formerly known as First Security Bank of Utah, National Association) trustee under Trust Agreement dated as of August 1, 1988, as lessor, and Aloha Airlines, Inc., as lessee, which was recorded by the Federal Aviation Administration on August 9, 1988 and assigned Conveyance No. S79079, as supplemented and amended by the following described instruments:

                         Date of                  FAA               FAA
Instrument               Instrument          Recording Date    Conveyance No.

Lease Supplement
No. 1                    08/05/88              08/09/88             S79079


Amendment No. 1 to       as of
Lease Agreement          08/15/88              09/15/89             P87581


Lease Supplement
No. 2                    03/05/93              03/19/93             U65527

                                                                     Annex II to
                                                           Lease Amendment No. 2



                           Description of the Aircraft


One Boeing Model 737-297 aircraft which consists of the following components:

(a) Airframe: manufacturer's serial number 21739; FAA Registration No. N70723

(b) Engines: two (2) Pratt & Whitney Model JT8D-9A Engines; manufacturer's serial numbers P687825B and 707357*; and

(c) Standard accessories and equipment and such other items fitted or installed on the aircraft.

* Each engine listed has a horsepower rating of at lease 750 h.p. or the equivalent thereof.